VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2011
VESSELS AND EQUIPMENT, NET [Abstract]
VESSELS AND EQUIPMENT, NET
12.	VESSELS AND EQUIPMENT, NET

(in thousands of $)	2011	2010
Cost	1,062,295	811,740
Accumulated depreciation	165,465	116,229
Vessels and equipment, net	896,830	695,511

During 2011, the Company took delivery of four newbuilding drybulk carriers at an aggregate cost of $123.5 million and the jack-up drilling rig Soehanah at a cost of $151.6 million. During 2010, the Company took delivery of two drybulk carriers, one of which was a newbuilding, and a newbuilding container vessel, at an aggregate cost of $103.2 million.

Depreciation expense was $49.9 million, $34.2 million and $30.2 million for the years ended December 31, 2011, 2010, and 2009, respectively.